EXHIBIT 3.0

DEAN HELLER
Secretary of State
200 North Carson Street
Carson City, Nevada  89701-4299
(779)634-5708
Website: secretaryofstate.bix

                                                        Entity#
                                                        E0774682005-4
                                                        Document Number
                                                        20050554244-91

                                                        Date Filed:
                                                        11/16/2005  11:00:43 AM
Articles of Incorporation                               In the office of
 (PURSUANT TO NRS 78)                                   /s/ Dean Heller

                                                        Dean Heller
                                                        Secretary of State


Important: Read attached instructions before completing form.

1.  Name of
    Corporation:           Global Enterprises (Nevada), Inc.
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2.  Resident Agent        National Corporate Research, Ltd.
    Name and Street
    Address:              202 South Minnesota Street, Carson City, NEVADA  89703

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3.  Shares:               Number of shares
                          with par value:  25,000,000 common stock
                                           par value $.001
                          Number of shares
                          without par value:

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4.  Name &                1.  David Stith
    Addresses                 721 St. David's Ave., Warminster PA  18974
    of Board of
    Directors             2.  Herbert McDonald
                              110 Pugh Road, Wayne PA  19087

                          3.  Desiree Pierson
                              1244 Main Street, Linfield PA  19468

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5.  Purpose:              The purpose of this Corporation shall be:

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6.  Name, Address
    and Signature of
    Incorporator:         Ida Borovoy                /s/ Ida Borovoy
                                                     ---------------------------

                          c/o National Corporate Research, Ltd.
                              225 W. 34th St. NY NY 10122

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7.  Certification of      I hereby accept appointment as Resident Agent for the
    Acceptance of         above named corporation.
    Appointment of
    Resident Agent:       /s/ Ida Borovoy                           11/16/05
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                          Authorized signature of Resident Agent      Date
                          Ida Borovoy, Asst. Secy.